Rochdale Investment Trust

Supplement to the Prospectus
Dated May 1, 2007

The Date of this Supplement is July 13, 2007

This Supplement relates to the Rochdale Atlas Portfolio.

A special meeting of the shareholders of Rochdale Atlas Portfolio (“Rochdale Atlas Fund”) will be held at 5800 Corporate Drive, Pittsburgh, Pennsylvania 15237-7010, at 2:00 p.m. (Eastern time), on August 24, 2007, for the purpose of approving a proposed Agreement and Plan of Reorganization, pursuant to which the Federated InterContinental Fund (“Federated Fund”), a portfolio of Federated Equity Funds, would acquire all of the assets of the Rochdale Atlas Fund in exchange for Class A Shares of the Federated Fund, to be distributed pro rata by the Rochdale Atlas Fund to its shareholders in complete liquidation and termination of the Rochdale Atlas Fund.

The Board of Trustees of Rochdale Investment Trust has fixed July 13, 2007, as the record date for determination of Rochdale Atlas Fund shareholders entitled to vote at the meeting.

Please retain this Supplement with the Prospectus

The date of this Prospectus Supplement is July 13, 2007